UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2022

DATE OF REPORTING PERIOD: November 1, 2021 through April 30, 2022

Item 1(a) Report to shareholders.

June 24, 2022

The Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund

2020 Calamos Court

Naperville, IL 60563

We are aware that our report dated June 17, 2022, on our review of the interim financial information of Calamos Global Dynamic Income Fund appearing in this Semi-Annual Report on Form N-CSR for the six month period ended April 30, 2022, is incorporated by reference in Registration Statement No. 811-22047 on Form N-2.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

TIMELY INFORMATION INSIDE

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2022

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CALAMOS CLOSED-END FUNDS

Innovative Solutions for
the Search for Income

About Calamos Investments:

•An innovator in dynamically allocated closed-end funds since 2002

•Funds offer competitive distributions through our multi-asset class approach and strategies that have been less dependent on interest rates

•Total return and enhanced fixed income funds can meet a range of investor needs

•Distribution policies seek to provide steady monthly income

•Currently managing $9.0 billion in seven closed-end funds*

*As of 4/30/2022.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2022. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Global Dynamic Income Fund (CHW).

Before we explore the markets, economy, and CHW at greater length, all of us at Calamos Investments thank you for your continued trust. There is no doubt the current market environment is challenging. In the newsfeeds, discouraging headlines—rising interest rates, oil prices, inflation, supply chain issues—have tended to overshadow more positive data, such as strong corporate earnings, improving employment data, and good consumer balance sheets.

In uncertain times, it is often easy to forget all the unprecedented hurdles that the economy has navigated. I began my investing career more than 50 years ago in the difficult financial markets of the 1970s, a time characterized by soaring inflation; rising rates; difficult conditions across asset classes; and geopolitical uncertainties, including the Cold War. Through the ensuing decades, I’ve seen there are long-term investment opportunities in all environments.

Although no economic, interest rate or market cycle is exactly like the last, we are confident in the long-term resilience of the global economy. More important, we are confident in our ability to turn market volatility into long-term opportunity for the shareholders of the Calamos Funds—through a variety of environments.

Market Review

During the semiannual period, surging volatility and sharp rotations roiled global financial markets. Russia’s invasion of Ukraine, a decidedly more hawkish stance from the Federal Reserve, rising interest rates, and Covid-19 lockdowns in China exacerbated investors’ longer-term anxieties about inflation, supply chains, commodity shortages, and interest rates. Oil prices soared and the yield of the 10-year US Treasury spiked upward, as did mortgage rates.

Against this backdrop, few areas of the global capital markets remained unscathed, and stock, bond, and convertible security markets retreated.* As emotions ran high, even fundamentally strong companies experienced sharp sell-offs.

Letter to Shareholders

2   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CHW is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the unusual economic and market environment we find ourselves in.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders a consistent and attractive distribution stream. As of April 30, 2022, the monthly per share distribution rate was $0.0700 and the annualized distribution rate was 10.70%† on market price. While interest rates rose sharply during the semiannual period with the yield on the 10-year Treasury rising from 1.55% to 2.89%, rates remain modest in absolute terms historically, and negative in real terms (below the rate of inflation). This was more so true for the dividend yield on the S&P 500 Index, which stood at 1.56%. Therefore, the Fund’s 10.70% annualized distribution rate soundly outdistances both fixed income and equity alternatives. Moreover, the Fund had no return of capital associated with distributions in 2021.

Outlook

These next months will continue to test the resolve of investors. We are prepared for persistent market volatility and saw-toothed market performance that may include some more sharp sell-offs. The current headline issues are each enough to cause powerful crosscurrents, and the markets must navigate them all. Moreover, as midterm elections in the US approach, we expect the uncertain US fiscal policy backdrop will add to market participants’ already heightened apprehension. We are likely to see sentiment-driven market behavior, where strong companies with good potential will also face pressure.

In a market environment driven by emotional decision making and short-term perspective, we believe our active management provides a considerable advantage. Although markets are generally efficient over the long term, they may be anything but efficient over the short term, which can create opportunities for experienced investors with long-term horizons.

†Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/22 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0700 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains, and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   3

Asset Allocation Considerations

Unfortunately, no one can predict the short-term twists and turns in the market. The best strategy is to maintain a long-term perspective and not give in to the temptation to try to time the market. With stock and bond markets likely to continue in a saw-toothed fashion, making significant short-term shifts in your asset allocation can be dangerous, particularly if your financial goals and risk tolerance haven’t changed. Too often, when investors let emotion and short-term perspective drive decisions, they catch the downside and miss the upside.

However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. We believe that CHW’s multi-asset-class approach that seeks lower volatility participation in the stock market especially makes sense for these times. In addition to global equities, the Fund provides access to our decades of experience using convertible securities to pursue enhanced risk/reward. Convertible securities are hybrid instruments that blend stock and fixed income characteristics. With active management, they can provide an attractive way to pursue stock market upside with potentially less exposure to the downside. Additionally, convertible securities have historically outperformed traditional bonds when interest rates rise, which makes them an especially attractive choice in the current environment.

Although the convertible securities market is one area that has experienced unusual performance over the short term, we believe the long-term case for convertibles remains intact and that our actively managed approach will enable us to transform recent volatility into opportunity.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

With so many variables shaping the markets right now, staying focused on the long term is paramount. It wasn’t that long ago that people thought the Covid-19 pandemic would change the way businesses operated and people interacted forever, and global markets overreacted to the downside. Markets sprang back in a similarly dramatic fashion as pandemic fears receded. Although it may be difficult for investors, it is not surprising that markets are now moderating from these heights.

Letter to Shareholders

4   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the six months ended April 30, 2022: The S&P 500 Index, a measure of the US stock market, returned -9.65%. The MSCI All Country World Index, a measure of global stock market performance, returned -11.45%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -15.19%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -16.33%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -7.40%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -9.47%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned -3.24%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

In the midst of these sorts of short-term swings, we believe our team’s decades of experience in the markets and our active, risk-managed approach will allow us to position the Fund advantageously. In these fast-moving markets, our team relies on discipline and a long-term perspective to manage downside risks and pursue opportunities across asset classes.

To learn more about Calamos Investments’ views of the economy, markets and asset allocation, please visit our website, www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

The Calamos Closed-End Funds: An Overview

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Additional Information About the Fund

6   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Calamos Global Dynamic Income Fund
Market Value	-20.89%	-19.38%	9.37%	9.10%
NAV	-20.80	-16.44	7.67	8.04
40%ACWI(NR)-30%RefinitivGlblCv-30%BBGUSHY2%Cap Index	-11.75	-8.34	7.20	7.41
MSCI ACWI Index (Net)	-11.63	-5.44	9.46	9.21
Refinitive Global Convertible Bond Index	-16.33	-15.39	7.17	6.73
Bloomberg US Corp HY 2% Issuer Capped Index	-7.40	-5.22	3.68	5.25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 40%ACWI(NR)-30%RefinitivGlblCv-30%BBGHY2%Cap Index is blended from 40% - MSCI ACWI Index (MXWD), 30% - Refinitive Global Convertible Bond Index and 30% - Bloomberg US Corporate High Yield 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company’s country of incorporation applicable to institutional investors.

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   7

TOTAL RETURN* AS OF 4/30/22

Common Shares – Inception 6/27/07
	6 Months	1 Year	Since Inception**
On Market Price	-20.89%	-19.38%	5.67%
On NAV	-20.80%	-16.44%	5.83%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

** Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	18.8%
Consumer Discretionary	16.5
Financials	13.6
Industrials	10.3
Health Care	8.8
Communication Services	8.3
Materials	5.7
Consumer Staples	5.5
Energy	5.1
Other	1.8
Utilities	0.8
Real Estate	0.6

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We utilize what we believe is a highly flexible approach investing in equities, convertible securities and high yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed income funds. The allocation to each asset class and strategy is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining asset classes and strategies, we believe that the Fund is well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

We invest in both US and non-US companies, with at least 40% of assets invested in non-US companies. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund returned -20.80% on a net asset value (NAV) basis and -20.89% on a market price basis for the six months ended April 30, 2022 (“semiannual period”) versus a return of -11.75% for a Comparator Index comprised of 40% MSCI ACWI Index, 30% Refinitiv Global Convertible Bond Index and 30% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the reporting period, the Fund’s shares traded at a 2.35% premium to NAV.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where factors other than the value of underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that have the potential to optimize overall price performance and returns based on market value.

8   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the semiannual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0700 per share, resulting in an annualized distribution rate of 10.70% of market price as of April 30, 2022.

The fund had no return of capital associated with distributions in 2021.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2022, the dividend yield of S&P 500 Index stocks was 1.56%. Yields were also low within the US government bond market, with the 10-year US Treasury yielding 2.89%.

What factors influenced performance over the semiannual period?

Global stocks and convertible securities struggled in the semiannual period as markets traversed a global landscape characterized by higher inflation, rising interest rates, and heightened geopolitical tension. Looking ahead, investors and companies alike have lowered expectations given the risks presented by interest rates, the war in Ukraine, supply chain disruptions, and high commodity prices. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Pursuant to our risk-managed equity objective, the Fund navigated volatile markets by employing its active blend of strategies including convertible securities, high yield, US equities, international equities, as well as convertible arbitrage. That said, declines in the global equity markets contributed to the Fund’s negative performance over the period. Moreover, the Fund’s return trailed the index over the period due to lagging individual security selection. Our holdings in global companies with cyclical and secular growth characteristics trailed the more narrow, defensive market sectors and industries that held up relatively better amid the broad sell-off across markets.

ASSET ALLOCATION AS OF 4/30/22

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   9

Other factors that contributed and detracted from Fund performance included the following:

•In spite of our relatively low financing costs over the period, our use of leverage was not helpful to returns as our reinvestment rate was less than our associated costs due to overall equity market declines. While leverage can enhance returns during favorable markets, the opposite may occur during unfavorable conditions.

•On an unleveraged basis, the portfolio underperformed that of the Comparator Index during the period. Our use of put options and selection in convertible bonds was beneficial to returns relative to the index, while our underweight in corporate bonds and selection in equity securities were detrimental to returns.

•Selection in the energy sector, notably in the integrated oil & gas industry, contributed to returns relative to the Comparator Index. In addition, an overweight and selection in the consumer staples sector, namely in the soft drinks industry, was helpful to returns.

•From a country perspective, our selection in Canada proved beneficial to performance relative to the Comparator Index.

•Conversely, selection in diversified banks within the financials sector weighed on results relative to the Comparator Index, as did semiconductor holdings in the information technology sector.

•From a country perspective, our selection in the Netherlands dragged on returns relative to the Comparator Index.

How is the Fund positioned?

Technology, consumer discretionary and financials, are among the largest sector weights in the Fund. We hold key industry positions within semiconductors, diversified banks, internet retail, interactive media & services, systems software, automobile manufacturers and leisure facilities. We believe the easing of supply chain issues will finally clear the log jam of pent-up demand for many consumer discretionary goods and services. We also think financial companies are poised to do well in a rising interest rate environment as their lending businesses earn higher spreads. Accordingly, Financials can be viewed as a natural hedge to inflation. We are underweight defensive sectors including utilities, real estate, consumer staples and traditional telecoms on concerns of suspect valuations and growth potential.

Through a geographic lens, our largest allocation is in the US based on our view of the reasonably positive economic backdrop and wider opportunity set. We own a diversified set of holdings in Europe in a blend of end markets and business types positioned in global secular demand areas and cyclical opportunities leveraged to a post-pandemic recovery. We hold positions in emerging markets that offer quality attributes in higher demand areas such as semiconductors, interactive media, banking and insurance.

As we continue to see selective growth potential regarding the global economy, we favor quality growth companies with higher quality balance sheets, strong brands, free cash flows and experienced management that are poised to withstand market volatility. We also see opportunities in selective cyclical stocks that are poised to perform in the wake of the global pandemic. We seek to invest in businesses poised to benefit from increased capital spending in technologies, the global infrastructure build-out, US consumer strength and spending power, strong corporate earnings and improving employment levels.

10   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion

The average credit quality of the portfolio is (BB). This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance.

We are cognizant of rising interest rates and inflation. Although the fund invests primarily in equities, the weighted average duration of the bonds in our portfolio is only 2.8 years as of April 30, 2022. This relatively low duration average is expected to mitigate the volatility that our fixed income securities might incur in a rising rate environment.

Although leverage was not beneficial over the semiannual period, we believe that over time, the use of leverage may enhance total return and support the Fund’s distribution rate. As of April 30, 2022, our amount of leveraged assets was approximately 37%.

What are your closing thoughts for Fund shareholders?

Global markets continue to navigate a set of formidable crosscurrents. We are analyzing many aspects of economic activity, key policy actions, corporate earnings, and the geopolitical backdrop. Global monetary conditions are in a period of transition as multiple central banks have tapered asset purchases and raised interest rates in recent months. We see opportunities in global stocks and convertibles that may benefit from normalizing supply chains and inflation, continued earnings growth potential, and a range of exploitable valuation differences across regions.

Despite these tailwinds, we are mindful that markets will likely continue to experience volatility, and we remain closely attuned to the risks. As markets navigate geopolitical risks, monetary policy and inflation, we believe the Fund’s focus on providing lower-volatility global equity market participation over full market cycles will serve it well. We favor investments in companies with flexible balance sheets, supportive valuations, and the ability to deliver earnings growth. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials, health care, energy and materials with compelling fundamentals.

With increased volatility, active management is imperative to both manage risk and optimize opportunities. Our exposure to convertible bonds, approximately 23% (percent of net assets) as of April 30, 2022, should allow us to participate in the improvement in equities in a risk-managed manner, while not incurring the volatility of longer-duration bonds in a rising-rate environment.

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (16.2%)
Airlines (0.5%)
343,475	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$339,741
60,833	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	60,172
229,429	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	229,821
150,144	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	159,062
257,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	228,866
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
169,000	5.500%, 04/20/26	167,602
56,000	5.750%, 04/20/29	54,065
249,685	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	230,609
193,463	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	208,532
131,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	138,413
79,538	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	79,435
171,855	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	171,937
117,818	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	108,316
		2,176,571

Communication Services (1.7%)
250,000	Altice France SA* 5.500%, 10/15/29	215,452
260,000	APi Escrow Corp.* 4.750%, 10/15/29	237,793
335,000	Arrow Bidco, LLC* 9.500%, 03/15/24	340,457
169,000	Beasley Mezzanine Holdings, LLC*^ 8.625%, 02/01/26	158,035
82,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	81,067
330,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	287,826

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
410,000	5.500%, 04/15/27^	$396,388
400,000	4.625%, 12/01/30	306,484
335,000	5.375%, 02/01/28	310,589
300,000	5.750%, 01/15/30	249,255
200,000	4.500%, 11/15/31	164,902
285,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	284,909
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
180,000	6.625%, 08/15/27	37,953
151,000	5.375%, 08/15/26	55,369
402,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	379,387
205,000	Embarq Corp. 7.995%, 06/01/36	184,848
	Entercom Media Corp.*^
113,000	6.750%, 03/31/29	97,672
100,000	6.500%, 05/01/27	86,122
225,000	Frontier California, Inc. 6.750%, 05/15/27	225,007
140,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	127,952
242,000	Frontier Florida, LLC@ 6.860%, 02/01/28	241,685
330,000	Frontier North, Inc.@ 6.730%, 02/15/28	330,125
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
195,000	3.500%, 03/01/29	173,413
69,000	5.250%, 12/01/27	68,315
80,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	78,426
	Intelsat Jackson Holdings, SA@
170,000	9.750%, 07/15/25*	—
130,000	5.500%, 08/01/23	—
360,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	358,412
132,915	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	101,373
	Lumen Technologies, Inc.
310,000	4.000%, 02/15/27*	276,024
230,000	7.600%, 09/15/39	201,179
108,000	4.500%, 01/15/29*	85,586
109,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	91,132
190,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	167,778
200,000	Netflix, Inc.*^ 4.875%, 06/15/30	195,762

Schedule of Investments April 30, 2022 (Unaudited)

12 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
105,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	$101,983
	Scripps Escrow II, Inc.*
111,000	3.875%, 01/15/29	98,735
56,000	5.375%, 01/15/31	50,066
420,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	402,079
	Sirius XM Radio, Inc.*
165,000	4.000%, 07/15/28	149,322
110,000	3.125%, 09/01/26	101,410
54,000	3.875%, 09/01/31	45,739
115,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	113,370
215,000	Telecom Italia Capital, SA 6.000%, 09/30/34	184,296
109,000	Telesat Canada / Telesat, LLC*^ 4.875%, 06/01/27	74,242
195,000	United States Cellular Corp. 6.700%, 12/15/33	200,944
		8,118,863

Consumer Discretionary (2.7%)
	American Axle & Manufacturing, Inc.^
230,000	6.875%, 07/01/28	216,938
22,000	5.000%, 10/01/29	18,987
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
204,000	6.625%, 01/15/28	198,788
136,000	4.625%, 08/01/29	114,573
54,000	4.625%, 04/01/30	44,326
	At Home Group, Inc.*
160,000	4.875%, 07/15/28	132,448
109,000	7.125%, 07/15/29^	81,486
67,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	63,843
	Bath & Body Works, Inc.
292,000	6.694%, 01/15/27	303,619
270,000	6.875%, 11/01/35	264,443
	Caesars Entertainment, Inc.*
136,000	4.625%, 10/15/29	117,565
112,000	8.125%, 07/01/27	117,141
112,000	6.250%, 07/01/25	113,354
	Carnival Corp.*
112,000	10.500%, 02/01/26	123,308
56,000	7.625%, 03/01/26^	54,887
260,000	Carriage Services, Inc.* 4.250%, 05/15/29	228,732
165,000	Carvana Company*^ 5.625%, 10/01/25	143,359

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
470,000	5.125%, 05/01/27	$458,311
245,000	4.750%, 03/01/30	219,091
215,000	4.250%, 02/01/31	181,654
125,000	5.000%, 02/01/28	119,224
125,000	4.500%, 08/15/30	109,426
108,000	4.750%, 02/01/32	93,607
80,000	4.250%, 01/15/34	63,688
108,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	104,165
207,000	Cedar Fair, LP^ 5.250%, 07/15/29	196,484
	Century Communities, Inc.
275,000	6.750%, 06/01/27	278,088
55,000	3.875%, 08/15/29*	46,422
	Dana, Inc.
175,000	4.250%, 09/01/30^	150,610
109,000	4.500%, 02/15/32	90,325
	DISH DBS Corp.
275,000	5.250%, 12/01/26*	253,236
209,000	7.750%, 07/01/26	199,863
133,000	7.375%, 07/01/28^	117,498
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	194,158
238,000	Everi Holdings, Inc.* 5.000%, 07/15/29	215,980
	Ford Motor Credit Company, LLC
350,000	4.063%, 11/01/24	342,895
350,000	4.000%, 11/13/30	304,230
315,000	4.134%, 08/04/25	305,544
	Gap, Inc.*^
82,000	3.875%, 10/01/31	65,748
11,000	3.625%, 10/01/29	8,964
	goeasy, Ltd.*
380,000	5.375%, 12/01/24	372,928
208,000	4.375%, 05/01/26^	194,956
167,000	Goodyear Tire & Rubber Company 5.000%, 07/15/29	148,087
106,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	95,534
405,000	Guitar Center, Inc.*& 8.500%, 01/15/26	406,401
345,000	International Game Technology, PLC*^ 6.250%, 01/15/27	350,924
	Liberty Interactive, LLC^
220,000	8.250%, 02/01/30	193,292
110,000	8.500%, 07/15/29	100,065
	Life Time, Inc.*
169,000	8.000%, 04/15/26^	165,268
110,000	5.750%, 01/15/26	106,956
139,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	136,925

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
	M/I Homes, Inc.
140,000	3.950%, 02/15/30	$116,288
103,000	4.950%, 02/01/28	95,008
	Macy’s Retail Holdings, LLC*
230,000	6.700%, 07/15/34	229,209
136,000	5.875%, 03/15/30^	127,840
260,000	Mclaren Finance, PLC*^ 7.500%, 08/01/26	252,078
287,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	254,044
294,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	260,017
	Nordstrom, Inc.
110,000	5.000%, 01/15/44^	90,405
105,000	4.250%, 08/01/31	89,951
108,000	Papa John’s International, Inc.*^ 3.875%, 09/15/29	95,769
250,000	Penn National Gaming, Inc.*^ 4.125%, 07/01/29	212,417
305,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	244,720
553,000	Rite Aid Corp.*^ 8.000%, 11/15/26	465,018
320,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	288,922
241,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	206,055
235,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	224,383
207,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	203,487
54,000	Thor Industries, Inc.* 4.000%, 10/15/29	45,695
55,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	60,293
260,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	233,758
295,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	266,910
55,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	52,173
		12,842,784

Consumer Staples (0.8%)
251,000	Central Garden & Pet Company* 4.125%, 04/30/31	215,968
300,000	Edgewell Personal Care Company* 4.125%, 04/01/29	267,699

PRINCIPAL AMOUNT		VALUE
	Energizer Holdings, Inc.*
307,000	4.375%, 03/31/29^	$255,851
54,000	6.500%, 12/31/27	51,922
225,000	Fresh Market, Inc.* 9.750%, 05/01/23	219,645
260,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	270,587
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
320,000	5.500%, 01/15/30	317,526
109,000	6.500%, 04/15/29	112,928
	Kraft Heinz Foods Company
112,000	4.375%, 06/01/46	98,231
56,000	3.875%, 05/15/27	54,858
174,000	New Albertsons, LP 7.750%, 06/15/26	184,303
217,000	Performance Food Group, Inc.* 4.250%, 08/01/29	193,297
250,000	Petsmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	232,797
280,000	Pilgrim’s Pride Corp.* 5.875%, 09/30/27	282,293
	Post Holdings, Inc.*
160,000	4.625%, 04/15/30^	136,994
110,000	5.750%, 03/01/27	108,934
54,000	5.500%, 12/15/29	49,293
209,000	Prestige Brands, Inc.* 3.750%, 04/01/31	177,686
245,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	246,078
342,000	Vector Group, Ltd.* 5.750%, 02/01/29	301,890
		3,778,780

Energy (1.5%)
	Antero Resources Corp.*
68,000	7.625%, 02/01/29	72,082
56,000	5.375%, 03/01/30	54,854
223,000	Apache Corp. 5.100%, 09/01/40	202,094
	Buckeye Partners, LP
140,000	3.950%, 12/01/26	132,335
135,000	5.850%, 11/15/43	106,900
70,000	ChampionX Corp. 6.375%, 05/01/26	70,806
	Cheniere Energy Partners, LP
109,000	3.250%, 01/31/32*	93,259
55,000	4.000%, 03/01/31^	49,853
112,000	Cheniere Energy, Inc. 4.625%, 10/15/28	108,921
112,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	112,874

Schedule of Investments April 30, 2022 (Unaudited)

14 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
290,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	$263,369
3,142	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 13.000% PIK rate	3,153
114,000	DT Midstream, Inc.* 4.125%, 06/15/29	103,862
163,000	Earthstone Energy Holdings* 8.000%, 04/15/27	162,645
	Energy Transfer, LP‡
320,000	4.304%, 11/01/66 3 mo. USD LIBOR + 3.02%	263,693
162,000	6.500%, 11/15/26 5 year CMT + 5.69%	154,499
	EnLink Midstream Partners, LP
330,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	243,507
224,000	4.850%, 07/15/26	219,173
90,000	EQT Corp. 6.625%, 02/01/25	93,809
293,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	275,358
150,000	Gulfport Energy Operating Corp.* 8.000%, 05/17/26	154,705
	Gulfport Energy Operating Corp.
215,000	6.375%, 05/15/25	—
65,708	8.000%, 05/17/26	67,769
108,000	Hilcorp Energy I, LP* 6.000%, 04/15/30	106,583
163,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	158,038
	Laredo Petroleum, Inc.
229,000	10.125%, 01/15/28^	241,824
57,000	7.750%, 07/31/29*^	56,098
54,000	9.500%, 01/15/25	55,767
245,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	245,612
	Moss Creek Resources Holdings, Inc.*
135,000	10.500%, 05/15/27	132,543
135,000	7.500%, 01/15/26^	124,176
113,000	Murphy Oil Corp.^ 6.375%, 07/15/28	115,112
	New Fortress Energy, Inc.*
221,000	6.750%, 09/15/25	217,645
113,000	6.500%, 09/30/26	109,486
	Occidental Petroleum Corp.
800,000	4.300%, 08/15/39	683,000
114,000	5.875%, 09/01/25	117,207

PRINCIPAL AMOUNT		VALUE
200,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	$197,740
230,000	Parkland Corp.* 5.875%, 07/15/27	222,985
270,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	227,359
250,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	244,192
	Southwestern Energy Company
105,000	5.375%, 03/15/30	103,858
54,000	4.750%, 02/01/32	51,132
54,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	48,772
	Venture Global Calcasieu Pass, LLC*
55,000	4.125%, 08/15/31	50,249
55,000	3.875%, 08/15/29	50,351
135,000	Viper Energy Partners, LP* 5.375%, 11/01/27	135,088
135,000	W&T Offshore, Inc.* 9.750%, 11/01/23	134,384
	Weatherford International, Ltd.*
234,000	6.500%, 09/15/28	236,497
100,000	8.625%, 04/30/30	99,236
		7,174,454

Financials (3.0%)
	Acrisure, LLC / Acrisure Finance, Inc.*
333,000	6.000%, 08/01/29^	291,232
292,000	7.000%, 11/15/25	283,993
323,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	334,166
363,000	AG Issuer, LLC* 6.250%, 03/01/28	357,007
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
400,000	6.750%, 10/15/27	379,004
55,000	5.875%, 11/01/29	51,193
55,000	4.250%, 10/15/27	50,804
	Ally Financial, Inc.
245,000	4.700%, 05/15/26‡ 5 year CMT + 3.87	211,746
175,000	8.000%, 11/01/31	208,521
100,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	86,663
250,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	213,203
439,000	AmWINS Group, Inc.* 4.875%, 06/30/29	401,935
470,000	AssuredPartners, Inc.* 7.000%, 08/15/25	463,866

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
248,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	$228,076
48,000	Bank of New York Mellon Corp.µ‡ 3.750%, 12/20/26 5 year CMT + 2.63%	42,868
434,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	378,149
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LLC*
430,000	4.500%, 04/01/27	390,044
264,000	5.750%, 05/15/26	256,529
200,000	Burford Capital Global Financial Company* 6.875%, 04/15/30	194,956
52,000	Capital One Financial Corp.^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	45,188
	Credit Acceptance Corp.^
237,000	5.125%, 12/31/24*	234,201
230,000	6.625%, 03/15/26	233,077
235,000	Enact Holdings, Inc.* 6.500%, 08/15/25	234,316
321,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	289,093
317,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	319,029
	HUB International, Ltd.*
485,000	7.000%, 05/01/26	481,110
324,000	5.625%, 12/01/29^	297,639
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
235,000	5.250%, 05/15/27	219,908
164,000	4.375%, 02/01/29	142,116
500,000	ILFC E-Capital Trust II*‡ 4.300%, 12/21/65 3 mo. USD LIBOR + 1.80%	405,965
465,000	Iron Mountain, Inc.* 5.250%, 03/15/28	444,977
600,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	547,536
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
447,000	5.250%, 10/01/25	439,861
109,000	4.750%, 06/15/29	98,137
311,000	LD Holdings Group, LLC*^ 6.125%, 04/01/28	235,206
	Level 3 Financing, Inc.
260,000	5.375%, 05/01/25	258,378
235,000	4.250%, 07/01/28*	199,226
108,000	3.875%, 11/15/29*	95,540

PRINCIPAL AMOUNT		VALUE
162,000	LPL Holdings, Inc.* 4.000%, 03/15/29	$147,786
487,000	MetLife, Inc. 6.400%, 12/15/66	506,797
	Navient Corp.^
493,000	5.000%, 03/15/27	449,724
195,000	4.875%, 03/15/28	171,608
	OneMain Finance Corp.
150,000	3.875%, 09/15/28	127,584
88,000	7.125%, 03/15/26	89,699
110,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	106,814
341,000	PHH Mortgage Corp.* 7.875%, 03/15/26	307,258
43,000	PNC Financial Services Group, Inc.µ‡ 6.000%, 05/15/27 5 year CMT + 3.00%	42,948
260,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	236,504
	RLJ Lodging Trust, LP*
162,000	3.750%, 07/01/26	151,096
86,000	4.000%, 09/15/29	76,871
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
100,000	3.875%, 03/01/31	84,507
100,000	3.625%, 03/01/29	85,701
50,000	2.875%, 10/15/26	44,329
227,000	StoneX Group, Inc.* 8.625%, 06/15/25	237,485
53,000	SVB Financial Group‡ 4.000%, 05/15/26 5 year CMT + 3.20%	46,263
	United Wholesale Mortgage, LLC*
258,000	5.500%, 04/15/29	215,015
105,000	5.750%, 06/15/27	91,445
110,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	95,006
110,000	US Bancorpµ‡ 3.700%, 01/15/27 5 year CMT + 2.54%	94,954
250,000	VZ Secured Financing, BV* 5.000%, 01/15/32	218,775
	XHR, LP*
237,000	6.375%, 08/15/25	240,541
108,000	4.875%, 06/01/29	99,829
		14,012,997

Health Care (1.5%)
112,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	106,380

Schedule of Investments April 30, 2022 (Unaudited)

16 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Bausch Health Americas, Inc.*
500,000	8.500%, 01/31/27^	$473,780
110,000	9.250%, 04/01/26	109,248
	Bausch Health Companies, Inc.*
420,000	7.250%, 05/30/29	317,890
245,000	5.000%, 01/30/28	181,339
81,000	6.125%, 02/01/27	77,991
113,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	102,799
27,000	CHS/Community Health Systems, Inc.* 5.250%, 05/15/30	23,721
435,000	6.125%, 04/01/30^	358,122
230,000	8.000%, 03/15/26	238,204
127,000	6.875%, 04/15/29^	111,569
	DaVita, Inc.*
335,000	4.625%, 06/01/30	292,398
258,000	3.750%, 02/15/31	210,564
	Embecta Corp.*
162,000	5.000%, 02/15/30	146,960
52,000	6.750%, 02/15/30	50,498
	Encompass Health Corp.
110,000	4.750%, 02/01/30	99,635
110,000	4.500%, 02/01/28	101,425
300,000	HCA, Inc. 7.500%, 11/06/33	354,459
200,000	Jazz Securities DAC* 4.375%, 01/15/29	185,366
480,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	257,746
	Mozart Debt Merger Sub, Inc.*
270,000	3.875%, 04/01/29	236,296
267,000	5.250%, 10/01/29^	232,461
400,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	362,208
305,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	260,650
	Tenet Healthcare Corp.
430,000	6.250%, 02/01/27*	427,149
345,000	4.875%, 01/01/26*	336,889
295,000	6.875%, 11/15/31	306,118
	Teva Pharmaceutical Finance Netherlands III, BV
495,000	6.000%, 04/15/24^	497,356
200,000	4.750%, 05/09/27	184,722
150,000	3.150%, 10/01/26	129,843
		6,773,786

Industrials (2.7%)
225,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	236,196

PRINCIPAL AMOUNT		VALUE
260,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	$227,440
235,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54	223,046
200,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	168,542
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
625,000	4.625%, 01/15/27	585,894
111,000	3.500%, 03/15/29	93,562
	Allison Transmission, Inc.*
190,000	4.750%, 10/01/27	183,295
55,000	3.750%, 01/30/31	47,648
55,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	49,488
127,000	Arcosa, Inc.* 4.375%, 04/15/29	116,175
475,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	403,104
137,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	138,038
234,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	206,205
226,000	BWX Technologies, Inc.*^ 4.125%, 04/15/29	208,930
54,000	Catalent Pharma Solutions, Inc.*^ 3.500%, 04/01/30	47,126
57,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	60,773
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
56,000	4.750%, 10/20/28	55,498
28,000	4.500%, 10/20/25µ	27,907
230,000	Deluxe Corp.* 8.000%, 06/01/29	220,680
108,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	100,578
163,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	157,869
275,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	222,789
140,000	EnerSys* 4.375%, 12/15/27	130,873
260,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	232,237
112,000	GFL Environmental, Inc.* 3.750%, 08/01/25	107,405
124,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	111,993

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
140,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	$144,651
	Graphic Packaging International, LLC*
175,000	4.750%, 07/15/27	169,740
102,000	3.500%, 03/01/29	91,028
236,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	222,975
516,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	449,952
269,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	262,770
270,000	Herc Holdings, Inc.* 5.500%, 07/15/27	264,751
200,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	203,638
255,000	IEA Energy Services, LLC* 6.625%, 08/15/29	235,755
280,000	JELD-WEN, Inc.* 4.625%, 12/15/25	265,300
102,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	108,109
251,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	228,548
110,000	MasTec, Inc.*^ 4.500%, 08/15/28	105,710
248,000	Meritor, Inc.*^ 4.500%, 12/15/28	247,993
170,000	Moog, Inc.* 4.250%, 12/15/27	159,820
300,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	274,569
272,000	Novelis Corp.* 4.750%, 01/30/30	250,319
80,000	OI European Group, BV* 4.750%, 02/15/30	71,226
255,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	223,135
194,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	147,865
327,000	Patrick Industries, Inc.* 4.750%, 05/01/29	280,190
190,000	PGT Innovations, Inc.*^ 4.375%, 10/01/29	167,139
235,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	239,813
163,000	QVC, Inc. 4.375%, 09/01/28	138,778
210,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	178,097

PRINCIPAL AMOUNT		VALUE
	Sinclair Television Group, Inc.*
167,000	4.125%, 12/01/30	$139,074
100,000	5.500%, 03/01/30^	82,589
	Standard Industries, Inc.*
225,000	5.000%, 02/15/27	213,838
56,000	4.375%, 07/15/30^	46,869
455,000	Station Casinos, LLC* 4.500%, 02/15/28	413,718
176,000	Stericycle, Inc.* 3.875%, 01/15/29	155,441
166,000	STL Holding Company, LLC* 7.500%, 02/15/26	158,596
200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	199,898
	TransDigm, Inc.
209,000	6.250%, 03/15/26*	209,447
205,000	7.500%, 03/15/27	207,376
114,000	Tronox, Inc.* 4.625%, 03/15/29	101,825
	United Rentals North America, Inc.
110,000	3.750%, 01/15/32	96,052
56,000	3.875%, 02/15/31^	49,657
217,000	Vertiv Group Corp.* 4.125%, 11/15/28	189,330
228,000	Wabash National Corp.* 4.500%, 10/15/28	191,057
250,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	222,463
	WESCO Distribution, Inc.*
136,000	7.125%, 06/15/25^	141,322
67,000	7.250%, 06/15/28	69,709
		12,383,423

Information Technology (0.7%)
109,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	100,838
140,000	CDK Global, Inc.* 5.250%, 05/15/29	141,150
200,000	CommScope Technologies, LLC* 6.000%, 06/15/25	175,558
200,000	CommScope, Inc.* 4.750%, 09/01/29	167,864
210,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	222,207
138,000	Fair Isaac Corp.* 4.000%, 06/15/28	126,258
231,000	II-VI, Inc.* 5.000%, 12/15/29	216,948
245,000	KBR, Inc.* 4.750%, 09/30/28	231,875
	MPH Acquisition Holdings, LLC*
245,000	5.750%, 11/01/28^	213,454
110,000	5.500%, 09/01/28	102,036

Schedule of Investments April 30, 2022 (Unaudited)

18 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
113,000	NCR Corp.* 5.125%, 04/15/29	$107,126
133,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	125,754
167,000	ON Semiconductor Corp.* 3.875%, 09/01/28	155,345
	Open Text Corp.*
204,000	3.875%, 02/15/28	186,193
81,000	3.875%, 12/01/29	72,090
81,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	70,402
113,000	Playtika Holding Corp.* 4.250%, 03/15/29	101,857
260,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	228,246
	Twilio, Inc.^
150,000	3.625%, 03/15/29	132,410
57,000	3.875%, 03/15/31	48,769
275,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	247,541
260,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	230,241
		3,404,162

Materials (0.7%)
140,000	Allegheny Technologies, Inc. 5.875%, 12/01/27	135,570
130,000	ArcelorMittal, SA 7.000%, 10/15/39	141,697
55,000	Carpenter Technology Corp.^ 7.625%, 03/15/30	55,945
165,000	Chemours Company* 4.625%, 11/15/29	143,113
355,000	Clearwater Paper Corp.* 4.750%, 08/15/28	313,987
	Commercial Metals Company
108,000	4.125%, 01/15/30	98,444
54,000	4.375%, 03/15/32	48,353
250,000	Constellium, SE*^ 3.750%, 04/15/29	216,463
125,000	Freeport-McMoRan, Inc. - Class H 5.450%, 03/15/43	124,776
167,000	HB Fuller Company 4.250%, 10/15/28	150,343
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	223,200
	Kaiser Aluminum Corp.*
245,000	4.625%, 03/01/28^	224,180
28,000	4.500%, 06/01/31	24,183
153,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	136,655

PRINCIPAL AMOUNT		VALUE
239,000	Mercer International, Inc. 5.125%, 02/01/29	$222,877
215,000	OCI, NV*µ 4.625%, 10/15/25	215,527
335,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	333,432
54,000	Sealed Air Corp.* 5.000%, 04/15/29	53,643
200,000	Silgan Holdings, Inc. 4.125%, 02/01/28	187,448
113,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	99,709
201,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	194,452
111,000	Valvoline, Inc.* 3.625%, 06/15/31	90,256
		3,434,253

Real Estate (0.2%)
174,000	EPR Properties 3.750%, 08/15/29	155,279
	Forestar Group, Inc.*
187,000	5.000%, 03/01/28	168,962
110,000	3.850%, 05/15/26	99,347
248,000	MIWD Holdco II, LLC* 5.500%, 02/01/30	216,516
	Service Properties Trust
285,000	4.350%, 10/01/24	264,187
105,000	5.250%, 02/15/26	94,211
		998,502

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment Company*
220,000	6.750%, 01/15/30	192,060
107,000	4.625%, 01/15/29	97,124
		289,184

Utilities (0.1%)
79,000	PPL Capital Funding, Inc.^‡ 3.661%, 03/30/67 3 mo. USD LIBOR + 2.67%	69,631
260,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	243,113
	Vistra Corp.*‡
110,000	8.000%, 10/15/26 5 year CMT + 6.93%	110,838
105,000	7.000%, 12/15/26 5 year CMT + 5.74%	102,230
		525,812
	Total Corporate Bonds (Cost $81,699,103)	75,913,571

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT			VALUE
Convertible Bonds (33.0%)
Airlines (0.8%)
3,100,000	EUR	Deutsche Lufthansa, AG 2.000%, 11/17/25	$3,467,384

Communication Services (3.9%)
200,000	EUR	America Movil, BV* 0.000%, 03/02/24	233,845
325,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	438,724
223,000		Bilibili, Inc.* 0.500%, 12/01/26	158,939
100,000	EUR	Cellnex Telecom, SA* 1.500%, 01/16/26	159,070
20,000,000	JPY	CyberAgent, Inc.* 0.000%, 02/19/25	174,440
		iQIYI, Inc.
185,000		2.000%, 04/01/25	143,116
179,000		4.000%, 12/15/26	119,271
400,000		Kakao Corp. 0.000%, 04/28/23	419,680
		Liberty Media Corp.µ
2,763,000		0.500%, 12/01/50*	3,607,760
145,000		1.375%, 10/15/23	189,086
153,000		Liberty Media Corp. / Liberty Formula Oneµ 1.000%, 01/30/23	259,956
4,895,000		Live Nation Entertainment, Inc.µ 2.000%, 02/15/25	5,891,769
		Sea, Ltd.
3,164,000		0.250%, 09/15/26	2,392,838
238,000		2.375%, 12/01/25	294,739
		Snap, Inc.
538,000		0.125%, 03/01/28*µ	473,300
137,000		0.750%, 08/01/26	201,557
2,540,000		Twitter, Inc. 0.250%, 06/15/24	2,745,181
200,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	168,534
			18,071,805

Consumer Discretionary (11.0%)
203,000		Airbnb, Inc.µ 0.000%, 03/15/26	187,667
145,000		Booking Holdings, Inc.^ 0.750%, 05/01/25	203,075
100,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	95,813
330,000		DISH Network Corp.µ 2.375%, 03/15/24	305,930
410,000		Draftkings, Inc.^ 0.000%, 03/15/28	271,285

PRINCIPAL AMOUNT			VALUE
161,000		Etsy, Inc.^ 0.125%, 09/01/27	$141,418
251,000		Farfetch, Ltd.µ 3.750%, 05/01/27	275,698
		Flight Centre Travel Group, Ltd.
3,400,000	AUD	2.500%, 11/17/27	3,074,497
200,000	AUD	1.625%, 11/01/28	141,519
12,010,000		Ford Motor Companyµ 0.000%, 03/15/26	12,826,800
200,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	164,595
100,000	EUR	HelloFresh, SE 0.750%, 05/13/25	115,625
5,372,000		Liberty Broadband Corp.*^ 2.750%, 09/30/50	5,160,666
214,000		Lucid Group, Inc.* 1.250%, 12/15/26	149,201
296,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	287,413
6,265,000		Marriott Vacations Worldwide Corp.µ 0.000%, 01/15/26	6,673,227
3,600,000		Meituan 0.000%, 04/27/28	2,995,704
40,000,000	JPY	Mercari, Inc. 0.000%, 07/14/28	271,510
447,000		NCL Corp. Ltd- Class C*µ 1.125%, 02/15/27	394,267
		Ocado Group, PLC
100,000	GBP	0.875%, 12/09/25	106,500
100,000	GBP	0.750%, 01/18/27*	93,889
339,000		Pinduoduo, Inc. 0.000%, 12/01/25	302,002
473,000		Royal Caribbean Cruises, Ltd.µ 4.250%, 06/15/23	583,914
100,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	85,415
162,000		Stride, Inc.µ 1.125%, 09/01/27	166,334
17,000		Tesla, Inc. 2.000%, 05/15/24	238,457
10,880,000		Vail Resorts, Inc.^ 0.000%, 01/01/26	10,325,990
314,000		Vroom, Inc.*µ 0.750%, 07/01/26	123,901
		Wayfair, Inc.
318,000		0.625%, 10/01/25µ	237,781
168,000		1.000%, 08/15/26^	145,387
3,600,000	AUD	Webjet, Ltd. 0.750%, 04/12/26	2,870,532
1,900,000	GBP	WH Smith, PLC 1.625%, 05/07/26	2,242,032

Schedule of Investments April 30, 2022 (Unaudited)

20 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
200,000	EUR	Zalando, SE 0.050%, 08/06/25	$189,640
			51,447,684

Consumer Staples (0.9%)
20,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	156,890
4,975,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	3,926,596
179,000		Turning Point Brands, Inc. 2.500%, 07/15/24	171,468
			4,254,954

Energy (0.1%)
228,000		Pioneer Natural Resources Companyµ 0.250%, 05/15/25	503,978
		SunEdison, Inc.
2,261,000		0.250%, 01/15/49*	42,575
275,000		2.000%, 10/01/49	5,178
			551,731

Financials (4.4%)
		Citigroup Global Markets Funding Luxembourg SCA
49,000,000	HKD	0.000%, 07/25/24	6,789,001
37,000,000	HKD	0.000%, 05/28/24	4,569,101
192,000		Coinbase Global, Inc.*µ 0.500%, 06/01/26	153,669
600,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	426,603
100,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	98,569
150,000		GSK Finance No 3, PLC*^ 0.000%, 06/22/23	145,536
2,600,000		JPMorgan Chase Bank NAµ 0.000%, 08/07/22	2,655,354
200,000	EUR	JPMorgan Chase Financial Company, LLC 0.000%, 01/14/25	231,659
200,000	EUR	LEG Immobilien, SE 0.875%, 09/01/25	223,215
200,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	228,342
610,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	4,898,708
210,000		Starwood Property Trust, Inc.µ 4.375%, 04/01/23	206,778
			20,626,535

Health Care (1.4%)
135,000		Coherus Biosciences, Inc.µ 1.500%, 04/15/26	111,966
142,000		Dexcom, Inc.^ 0.250%, 11/15/25	149,519

PRINCIPAL AMOUNT			VALUE
100,000	EUR	GN Store Nord AS 0.000%, 05/21/24	$102,484
205,000		Haemonetics Corp.µ 0.000%, 03/01/26	162,608
206,000		Halozyme Therapeutics, Inc.µ 0.250%, 03/01/27	179,624
73,000		Innoviva, Inc.µ 2.500%, 08/15/25	88,738
167,000		Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	170,580
156,000		Jazz Investments I, Ltd.µ 2.000%, 06/15/26	190,880
30,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	245,220
181,000		NeoGenomics, Inc.µ 0.250%, 01/15/28	126,877
143,000		Novocure, Ltd.µ 0.000%, 11/01/25	129,611
165,000		NuVasive, Inc.µ 0.375%, 03/15/25	155,389
376,000		Oak Street Health, Inc.µ 0.000%, 03/15/26	277,571
145,000		Omnicell, Inc.µ 0.250%, 09/15/25	179,433
3,290,000		Pacira BioSciences, Inc.µ 0.750%, 08/01/25	3,946,651
171,000		Tabula Rasa HealthCare, Inc.µ 1.750%, 02/15/26	123,129
155,000		Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	171,568
			6,511,848

Industrials (1.6%)
400,000		ADM Ag Holding, Ltd. 0.000%, 08/26/23	419,812
250,000		Air Canadaµ 4.000%, 07/01/25	339,655
100,000	EUR	Duerr, AG 0.750%, 01/15/26	106,612
196,000		John Bean Technologies Corp.*µ 0.250%, 05/15/26	185,532
161,000		Middleby Corp.µ 1.000%, 09/01/25	212,209
7,000,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	5,526,201
176,000		Southwest Airlines Company~ 1.250%, 05/01/25	240,849
393,000		Sunrun, Inc.µ 0.000%, 02/01/26	301,211
			7,332,081

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT			VALUE

Information Technology (5.6%)
223,000		Affirm Holdings, Inc.*^ 0.000%, 11/15/26	$149,691
190,000		Akamai Technologies, Inc. 0.125%, 05/01/25	239,548
200,000	EUR	BE Semiconductor 1.875%, 04/06/29	205,435
		Bill.com Holdings, Inc.µ
208,000		0.000%, 04/01/27*^	176,848
94,000		0.000%, 12/01/25	123,374
3,175,000		Block, Inc.µ^ 0.125%, 03/01/25	3,568,795
210,000		Cloudflare, Inc.*µ 0.000%, 08/15/26	184,319
213,000		Confluent, Inc.* 0.000%, 01/15/27	163,292
356,000		Coupa Software, Inc.^ 0.125%, 06/15/25	329,204
4,062,000		CyberArk Software, Ltd.µ 0.000%, 11/15/24	4,842,270
146,000		Datadog, Inc.µ 0.125%, 06/15/25	219,927
447,000		DigitalOcean Holdings, Inc.* 0.000%, 12/01/26	335,795
207,000		Dropbox, Inc.^ 0.000%, 03/01/28	187,925
504,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	336,615
411,000		Fastly, Inc.µ 0.000%, 03/15/26	312,023
357,000		Five9, Inc.µ 0.500%, 06/01/25	385,710
2,400,000		Globalwafers Company, Ltd. 0.000%, 06/01/26	2,208,216
175,000		LivePerson, Inc.µ 0.000%, 12/15/26	139,249
324,000		Lumentum Holdings, Inc.µ^ 0.500%, 12/15/26	339,769
451,000		Microchip Technology, Inc.µ^ 0.125%, 11/15/24	484,825
418,000		MicroStrategy, Inc.µ 0.000%, 02/15/27	274,643
186,000		New Relic, Inc.^μ 0.500%, 05/01/23	183,130
200,000	EUR	Nexi S.p.A 1.750%, 04/24/27	195,721
162,000		Nice, Ltd.^ 0.000%, 09/15/25	166,508
413,000		Okta, Inc.µ 0.125%, 09/01/25	399,074
2,789,000		ON Semiconductor Corp.*µ 0.000%, 05/01/27	3,334,445

PRINCIPAL AMOUNT			VALUE
		Palo Alto Networks, Inc.
190,000		0.750%, 07/01/23	$402,116
148,000		0.375%, 06/01/25µ	283,787
173,000		Pegasystems, Inc.µ 0.750%, 03/01/25	160,788
296,000		Repay Holdings Corp.*µ 0.000%, 02/01/26	242,238
320,000		RingCentral, Inc.µ 0.000%, 03/15/26	253,549
40,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	346,088
		Shift4 Payments, Inc.
170,000		0.500%, 08/01/27*^	139,609
139,000		0.000%, 12/15/25µ	134,991
2,165,000		Shopify, Inc. 0.125%, 11/01/25	1,890,261
145,000		Silicon Laboratories, Inc.µ 0.625%, 06/15/25	184,924
148,300	EUR	SOITEC 0.000%, 10/01/25	341,447
190,000		Splunk, Inc. 1.125%, 09/15/25	207,725
200,000		Tyler Technologies, Inc.µ 0.250%, 03/15/26	202,328
223,000		Unity Software, Inc.*µ 0.000%, 11/15/26	172,531
200,000		Win Semiconductors Corp. 0.000%, 01/14/26	179,108
318,000		Wix.com, Ltd. 0.000%, 08/15/25	271,747
228,000		Workday, Inc.µ 0.250%, 10/01/22	321,133
170,000		Workiva, Inc. 1.125%, 08/15/26	241,490
265,000		Xero Investments, Ltd. 0.000%, 12/02/25	226,893
308,000		Zendesk, Inc.µ 0.625%, 06/15/25	390,227
145,000		Zscaler, Inc.µ 0.125%, 07/01/25	216,239
			26,295,570

Materials (3.1%)
214,000		Amyris, Inc.*µ 1.500%, 11/15/26	147,934
8,000,000		Glencore Funding, LLC 0.000%, 03/27/25	9,248,960
950,000		Ivanhoe Mines, Ltd.*µ 2.500%, 04/15/26	1,221,510
3,932,000		Lithium Americas Corp.*µ 1.750%, 01/15/27	3,626,169
400,000	EUR	POSCO Holdings, Inc. 0.000%, 09/01/26	415,123
			14,659,696

Schedule of Investments April 30, 2022 (Unaudited)

22 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE

Real Estate (0.2%)
200,000	EUR	ANLLIAN Capital, Ltd.* 0.000%, 02/05/25	$236,809
310,000		ESR Cayman, Ltd. 1.500%, 09/30/25	302,768
330,000		Redfin Corp.µ 0.000%, 10/15/25	230,422
20,000,000	JPY	Relo Group, Inc. 0.000%, 12/17/27	149,061
200,000		Vingroup, JSC 3.000%, 04/20/26	175,410
			1,094,470
		Total Convertible Bonds (Cost $168,420,254)	154,313,758

Bank Loans (1.9%) ¡
Airlines (0.1%)
190,000		AAdvantage Loyalty IP, Ltd.‡ 5.813%, 04/20/28 3 mo. LIBOR + 4.75%	193,668
55,000		Mileage Plus Holdings, LLC‡ 6.250%, 06/21/27 3 mo. LIBOR + 5.25%	57,159
282,150		United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	280,515
			531,342

Communication Services (0.2%)
341,250		Clear Channel Outdoor Holdings, Inc.‡ 4.739%, 08/21/26 3 mo. LIBOR + 3.50%	333,626
333,200		DIRECTV Financing, LLC‡ 5.764%, 08/02/27 1 mo. LIBOR + 5.00%	332,228
125,000		Nexstar Broadcasting, Inc.‡ 2.955%, 09/18/26 1 mo. LIBOR + 2.50%	124,073
			789,927

Consumer Discretionary (0.3%)
72,430		Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	72,503
108,100		Penn National Gaming, Inc.! 0.000%, 04/20/29	107,745
391,050		Petco Health and Wellness Company, Inc.‡ 4.256%, 03/03/28 3 mo. LIBOR + 3.25%	387,873
386,938		PetSmart, Inc.‡ 4.989%, 02/11/28 3 mo. LIBOR + 3.75%	384,230

PRINCIPAL AMOUNT		VALUE
254,097	TKC Holdings, Inc.‡ 6.506%, 05/15/28 3 mo. LIBOR + 5.50%	$252,482
363,825	WW International, Inc.‡ 4.264%, 04/13/28 1 mo. LIBOR + 3.500%	328,534
		1,533,367

Consumer Staples (0.0%)
79,039	United Natural Foods, Inc.‡ 4.014%, 10/22/25 1 mo. LIBOR + 3.25%	78,675

Financials (0.1%)
297,750	Jazz Financing Lux Sarl‡ 4.264%, 05/05/28 1 mo. LIBOR + 3.50%	297,676

Health Care (0.4%)
379,706	Amneal Pharmaceuticals, LLC‡ 4.313%, 05/04/25 1 mo. LIBOR + 3.50%	376,004
55,000	Bausch Health Companies, Inc.! 0.000%, 01/27/27	53,327
156,956	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	156,269
39,106	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	38,935
299,814	Mallinckrodt International Finance, SA‡ 6.246%, 09/24/24 3 mo. LIBOR + 5.25%	279,785
235,294	Padagis, LLC‡ 5.719%, 07/06/28 3 mo. LIBOR + 4.75%	235,294
55,000	Perrigo Investments, LLC 1.000%, 04/20/29	54,909
28,636	Perrigo Investments, LLC‡ 3.140%, 04/20/29 SOFR + 2.50%	28,589
535,031	Team Health Holdings, Inc.‡ 6.250%, 03/02/27 1 mo. SOFR + 5.25%	504,935
110,000	Team Health Holdings, Inc.! 0.000%, 03/02/27	103,813
		1,831,860

Industrials (0.3%)
109,175	ACProducts, Inc.‡ 4.750%, 05/17/28 6 mo. LIBOR + 4.25%	91,707
140,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	138,915

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
266,351	Apergy Corp.‡ 6.000%, 06/03/27 3 mo. LIBOR + 5.00%	$267,683
216,167	BW Gas & Convenience Holdings, LLC‡ 4.264%, 03/31/28 1 mo. LIBOR + 3.50%	214,545
279,327	Dun & Bradstreet Corp.‡ 3.918%, 02/06/26 1 mo. LIBOR + 3.25%	277,616
229,219	Granite Holdings US Acquisition Company‡ 4.250%, 09/30/26 3 mo. LIBOR + 4.00%	227,977
160,000	Sinclair Television Group, Inc.‡ 4.421%, 04/13/29 SOFR + 3.75%	155,551
		1,373,994

Information Technology (0.3%)
210,000	AP Core Holdings II, LLC‡ 6.264%, 09/01/27 1 mo. LIBOR + 5.50%	209,344
301,504	Banff Merger Sub, Inc.‡ 4.514%, 10/02/25 1 mo. LIBOR + 3.75%	298,226
327,462	Camelot U.S. Acquisition 1 Company‡ 3.764%, 10/30/26 1 mo. LIBOR + 3.00%	323,882
153,063	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	152,029
100,000	II-VI, Inc.! 0.000%, 12/08/28	99,688
200,000	Scientific Games International, Inc.‡ 3.573%, 04/14/29 SOFR + 3.00%	199,344
295,000	VFH Parent LLC‡ 3.573%, 01/13/29 1 mo. SOFR + 3.00%	293,386
		1,575,899

Materials (0.1%)
196,000	Innophos, Inc.‡ 4.514%, 02/05/27 1 mo. LIBOR + 3.75%	195,632
110,000	LSF11 A5 HoldCo, LLC‡ 4.315%, 10/15/28 1 mo. SOFR + 3.50%	108,378
		304,010

Special Purpose Acquisition Companies (0.1%)
110,000	Clydesdale Acquisition Holdings, Inc.‡ 4.783%, 04/13/29 SOFR + 4.25%	108,701

PRINCIPAL AMOUNT		VALUE
55,000	Fertitta Entertainment, LLC‡ 4.500%, 01/27/29 SOFRTE + 4.00%	$54,817
230,000	Oscar Acquisition Co., LLC! 0.000%, 04/30/29	220,896
		384,414
	Total Bank Loans (Cost $8,836,402)	8,701,164

Convertible Preferred Stocks (4.7%)
Communication Services (0.0%)
155	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	170,564

Consumer Discretionary (2.0%)
74,715	Aptiv, PLC 5.500%, 06/15/23	9,235,521

Energy (0.0%)
5	Gulfport Energy Operating Corp.& 10.000%, 05/31/22 15.000% PIK rate	34,750

Financials (0.3%)
417	Bank of America Corp.µ‡‡ 7.250%	507,414
3,178	KKR & Company, Inc.^ 6.000%, 09/15/23	208,350
413	Wells Fargo & Companyµ‡‡ 7.500%	500,345
		1,216,109

Health Care (0.1%)
2,030	Avantor, Inc.μ 6.250%, 05/15/22	196,971
124	Danaher Corp.^ 5.000%, 04/15/23	171,070
		368,041

Industrials (0.5%)
30,312	General Electric Company 0.000%,	2,259,760

Information Technology (1.1%)
2,971	Broadcom, Inc.^~ 8.000%, 09/30/22	5,182,910

Utilities (0.7%)
1,995	AES Corp.^ 6.875%, 02/15/24	172,767
3,319	American Electric Power Company, Inc.^ 6.125%, 08/15/23	185,864
11,850	DTE Energy Company 6.250%, 11/01/22	620,940

Schedule of Investments April 30, 2022 (Unaudited)

24 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	NextEra Energy, Inc.
42,768	4.872%, 09/01/22	$2,285,950
4,936	6.219%, 09/01/23µ	233,522
		3,499,043
	Total Convertible Preferred Stocks (Cost $32,732,857)	21,966,698

number of shares			VALUE

Common Stocks (94.0%)
Communication Services (7.4%)
6,700		Alphabet, Inc. - Class Aµ^#	15,290,673
4,575		Altice USA, Inc. - Class Aµ#	42,456
86,500		America Movil, SAB de CV - Class L^	1,680,695
5,975		Baidu, Inc.#	741,916
2,005	EUR	CTS Eventim, AG & Company KGaA#	137,615
2,082		Cumulus Media, Inc. - Class Aµ#	28,669
1		Frontier Communications Parent, Inc.#	26
108,350	ZAR	MTN Group, Ltd.	1,149,160
96,000	EUR	Orange, SA	1,142,918
1,975		Sea, Ltd.#	163,451
132,070		Tencent Holdings, Ltd.^	6,216,535
63,300	HKD	Tencent Holdings, Ltd.	2,983,005
1,176,545	GBP	Vodafone Group, PLC	1,781,241
26,395		Walt Disney Company~#	2,946,474
9,435	GBP	YouGov, PLC	148,894
			34,453,728

Consumer Discretionary (10.1%)
132,700	HKD	Alibaba Group Holding, Ltd.#	1,618,632
19,675		Alibaba Group Holding, Ltd.#	1,910,246
550,770	MXN	Alsea, SAB de CV#	1,204,291
4,465		Amazon.com, Inc.^#	11,098,338
153,229		Arcos Dorados Holdings, Inc. - Class A	1,110,910
2,685	CAD	Aritzia, Inc.#	95,620
2,940	EUR	CIE Automotive, SA^	64,097
35,100	CHF	Cie Financiere Richemont, SA - Class A	4,078,293
174,100	GBP	Compass Group, PLC	3,673,830
9,240	INR	Dixon Technologies India, Ltd.	522,934
32,700		Dollar Tree, Inc.#	5,312,115
5,475	AUD	Flight Centre Travel Group, Ltd.^#	85,502
46,000	HKD	Galaxy Entertainment Group, Ltd.	262,484
5,885	AUD	IDP Education, Ltd.^	109,175
288,500	INR	Indian Hotels Company, Ltd. - Class A	953,989
32,069	HKD	JD.com, Inc. - Class A#	999,864
133,000	HKD	Jiumaojiu International Holdings, Ltd.*^	292,611
93,500	HKD	Li Ning Company, Ltd.	728,755
10,380	KRW	MegaStudyEdu Company, Ltd.	779,619
53,400	HKD	Meituan - Class B*#	1,144,169

number of shares			VALUE
275		MercadoLibre, Inc.#	$267,748
744,100	THB	Minor International PCL#	751,979
3,800	JPY	Nextage Company, Ltd.	58,077
20,800	JPY	Oriental Land Company, Ltd.	3,146,418
760	CHF	PIERER Mobility, AG^	62,556
607,800	HKD	Samsonite International, SA*#	1,332,034
232,400	HKD	Sands China, Ltd.#	512,250
2,200	EUR	Sanlorenzo S.p.A / Ameglia^	77,794
4,430		Tesla, Inc.µ#	3,857,467
23,600	INR	Titan Company, Ltd.	755,538
6,470	GBP	Watches of Switzerland Group, PLC*#	81,804
5,500	HKD	Yum China Holdings, Inc.µ	227,673
			47,176,812

Consumer Staples (7.0%)
117,775		Coca-Cola Company^	7,609,443
11,400		Costco Wholesale Corp.~	6,061,608
116,309	ZAR	Dis-Chem Pharmacies, Ltd.*	283,177
1,345	EUR	Interparfums, SA	74,628
92,000	BRL	JBS, SA	704,336
3,000	JPY	Kobe Bussan Company, Ltd.	73,138
1,700	CNY	Kweichow Moutai Company, Ltd. - Class A	470,692
35,250	HKD	L’Occitane International, SA	110,493
81,100		Mondelez International, Inc. - Class Aµ	5,229,328
30,700	CHF	Nestle, SA	3,963,188
1,400	DKK	Royal Unibrew, A/S	120,668
111,200	JPY	Seven & i Holdings Company, Ltd.	4,916,919
94,900	INR	Varun Beverages, Ltd.	1,340,855
532,400	MXN	Wal-Mart de Mexico, SAB de CV	1,887,070
			32,845,543

Energy (5.9%)
11,100	CAD	ARC Resources, Ltd.^	153,887
11,178		Calfrac Well Services, Ltd.#	43,930
100,600	CAD	Canadian Natural Resources, Ltd.	6,226,370
62,470	CAD	CES Energy Solutions Corp.	127,892
2,577		Chaparral Energy, Inc. - Class A#&	179,101
650		Chesapeake Energy Corp.	53,313
20,325		Chevron Corp.~	3,184,318
438		Denbury, Inc.#	28,023
14,985		Energy Transfer, LP	166,034
9,035		Enterprise Products Partners, LP	234,097
1,826		EP Energy Corp. &#	15,065
59,900		Exxon Mobil Corp.~	5,106,475
2,930		Magellan Midstream Partners, LP	141,958
37,730	AUD	New Hope Corp, Ltd.^	92,921
585,000	INR	Oil & Natural Gas Corp, Ltd.	1,211,601
174,800	THB	PTT Exploration & Production, PCL	770,651
54,300	INR	Reliance Industries, Ltd.	1,974,084

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 25

number of shares			VALUE
40,700	ZAR	Sasol, Ltd.#	$997,024
133,964		Schlumberger, NV~	5,225,936
4,189		Superior Energy Services, Inc.#&	213,639
601,100	IDR	United Tractors, Tbk PT	1,255,315
576		Weatherford International, PLC#	18,593
12,975	CAD	Whitecap Resources, Inc.^	106,353
2,500		Williams Companies, Inc.^	85,725
			27,612,305

Financials (13.8%)
429,800	HKD	AIA Group, Ltd.	4,222,251
2,503,250	IDR	Bank Central Asia, Tbk PT	1,404,002
189,000		Bank of America Corp.^~	6,743,520
20,650	EUR	Bank of Ireland Group, PLC#	127,789
417,000	PHP	Bank of the Philippine Islands	756,404
4,645	CAD	Canadian Western Bank^	117,187
221,000	HKD	CITIC Securities Company, Ltd. - Class H	485,566
41,800	SGD	DBS Group Holdings, Ltd.	1,014,094
211,948	AED	First Abu Dhabi Bank, PJSC	1,292,089
256,900	ZAR	FirstRand, Ltd.	1,106,386
104,800	MXN	Grupo Financiero Banorte, SAB de CV - Class O	690,741
44,385	KRW	Hana Financial Group, Inc.	1,647,869
461,950	INR	HDFC Bank, Ltd.	8,266,209
25,150	INR	Housing Development Finance Corp., Ltd.	724,748
52,530		ICICI Bank, Ltd.	1,000,171
348,300	EUR	ING Groep, NV	3,299,867
363,525		Itau Unibanco Holding, SA^	1,741,285
50,675		JPMorgan Chase & Company^~	6,048,568
417,200	THB	Kasikornbank PCL	1,835,953
5,595,000	GBP	Lloyds Banking Group, PLC	3,177,751
64,635		Morgan Stanley^	5,208,935
14,770	GBP	Paragon Banking Group, PLC	91,341
300,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	1,899,374
1,208,000	HKD	Postal Savings Bank of China Company, Ltd. - Class H*	915,881
76,800	QAR	Qatar National Bank QPSC	489,830
58,800	SAR	Saudi National Bank	1,232,437
260,570		UBS Group, AG^#	4,387,999
111,125		Wells Fargo & Company^~	4,848,384
			64,776,631

Health Care (10.7%)
4,170	GBP	Abcam, PLC#	64,707
135,306		Alcon, Inc.^	9,635,140
36,100	GBP	AstraZeneca, PLC	4,817,230
25,100	SAR	Dallah Healthcare Company	796,972
13,855		Danaher Corp.	3,479,406
1,130	GBP	Dechra Pharmaceuticals, PLC^	51,206

number of shares			VALUE
21,760		Eli Lilly & Company	$6,356,749
7,360	GBP	Ergomed, PLC#	108,594
845		Galapagos, NVµ^#	49,162
109,592	BRL	Hapvida Participacoes e Investimentos, SA*	194,404
12,000	SAR	Mouwasat Medical Services Company	766,612
103,800		Novo Nordisk, A/S	11,833,200
2,700	JPY	Ono Pharmaceutical Company, Ltd.	69,365
43,900	EUR	Sanofi	4,640,005
13,900		UnitedHealth Group, Inc.^	7,068,845
			49,931,597

Industrials (9.9%)
2,520	EUR	Aalberts, NV	122,452
51,500	EUR	Airbus, SE	5,637,800
37,029	EUR	Alstom, SA	813,912
200	JPY	BayCurrent Consulting, Inc.	65,573
311,500	INR	Bharat Electronics, Ltd.	960,665
48,000	CAD	Canadian Pacific Railway, Ltd.	3,511,120
9,100	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	556,320
10,870		Copa Holdings, SA - Class A^#	819,272
1,250	EUR	DO & CO, AG^#	110,002
3,305	EUR	Duerr, AG	85,896
1,550	JPY	Ebara Corp.	71,187
38,300	MXN	Grupo Aeroportuario del Centro Norte, SAB de CV - Class B	266,926
29,750	MXN	Grupo Aeroportuario del Pacifico, SAB de CV - Class B	458,325
21,550	MXN	Grupo Aeroportuario del Sureste, SAB de CV - Class B	469,936
247,900	PHP	International Container Terminal Services, Inc.	1,017,875
31,500	INR	Larsen & Toubro, Ltd.	694,193
10,250	EUR	Leonardo S.p.A#	105,487
25,400	BRL	Localiza Rent a Car, SA	271,984
53,400		Quanta Services, Inc.	6,193,332
50,500		Raytheon Technologies Corp.	4,792,955
2,550	EUR	Rexel, SA#	52,236
735	EUR	Rheinmetall, AG	165,687
147,600	SEK	Sandvik, AB	2,793,819
39,000	EUR	Schneider Electric, SE	5,595,296
330	EUR	Sixt, SE#	42,904
3,200	JPY	SMS Company, Ltd.	75,100
4,085	JPY	Sojitz Corp.	62,289
2,780	CAD	Stantec, Inc.	127,612
27,100	EUR	Thales, SA	3,469,474
4,600	JPY	THK Company, Ltd.	91,156
59,045	INR	Voltas, Ltd.	966,394
36,500		Waste Management, Inc.µ	6,002,060
			46,469,239

Schedule of Investments April 30, 2022 (Unaudited)

26 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

number of shares			VALUE

Information Technology (22.1%)
18,300		Accenture, PLC - Class A	$5,496,588
5,500		Adobe, Inc.#	2,177,725
555	EUR	Alten, SA	74,485
86,400		Apple, Inc.^	13,620,960
20,980		ASML Holding, NV	11,827,895
1,485	EUR	BE Semiconductor Industries, NV	90,524
766		CyberArk Software, Ltd.µ#	120,369
44,751		Infosys, Ltd.^	889,202
2,140	EUR	Jenoptik, AG	60,153
14,900	JPY	Keyence Corp.	5,989,861
3,215	EUR	Lectra	133,286
15,000	TWD	Marketech International Corp.	63,744
25,000	TWD	MediaTek, Inc.	689,199
60,450		Microsoft Corp.~	16,776,084
580,000	EUR	Nokia Oyj#	2,940,640
35,140		NVIDIA Corp.~	6,517,416
12,600		salesforce.com, Inc.#	2,216,844
32,540	KRW	Samsung Electronics Company, Ltd.	1,734,172
1,500	JPY	SCREEN Holdings Company, Ltd.	122,594
20,840	KRW	SK Hynix, Inc.	1,826,170
1,164,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	21,048,198
22,825		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,121,127
181,000	BRL	TOTVS, SA	1,170,435
102,000	TWD	Unimicron Technology Corp.	715,441
22,200		Visa, Inc. - Class A	4,731,486
915		WNS Holdings, Ltd.#	71,709
			103,226,307

Materials (5.0%)
6,045	EUR	Acerinox, SA	63,649
1,575	EUR	AMG Advanced Metallurgical Group, NV	61,586
221,500	HKD	Anhui Conch Cement Company, Ltd. - Class H	1,203,638
111,000	EUR	CRH, PLC	4,387,258
798,085	AED	Fertiglobe, plc	1,205,234
32,000	CAD	First Quantum Minerals, Ltd.	917,417
155,300		Freeport-McMoRan, Inc.^	6,297,415
8,155	AUD	IGO, Ltd.	74,148
1,220	JPY	Kureha Corp.	91,659
2,051,000	IDR	Merdeka Copper Gold Tbk PT#	747,441
618,800	NOK	Norsk Hydro, ASA	5,196,386
7,605	AUD	OZ Minerals, Ltd.	132,007
32,700	GBP	Rio Tinto, PLC	2,310,456
903,000	IDR	Vale Indonesia Tbk PT	452,915
12,580		Yamana Gold, Inc.^	69,316
			23,210,525

number of shares			VALUE

Real Estate (0.5%)
1,270,100	PHP	Ayala Land, Inc.	$775,229
154,000	HKD	China Overseas Land & Investment, Ltd.	475,749
52,900	HKD	China Resources Land, Ltd.	236,263
123,300	INR	DLF, Ltd.	591,113
4,600	JPY	Katitas Company, Ltd.	107,304
449	EUR	VGP, NV	116,783
			2,302,441

Special Purpose Acquisition Companies# (1.2%)
2,830		Intelsat Emergence, SA	88,084
122,375	EUR	Shell, PLC	3,304,179
82,300	GBP	Shell, PLC	2,209,417
			5,601,680

Utilities (0.4%)
45,801	EUR	Engie, SA#	547,054
29,000	EUR	RWE, AG	1,204,062
			1,751,116
	Total Common Stocks (Cost $535,179,444)		439,357,924

Preferred Stocks (0.2%)
Consumer Discretionary (0.1%)
1,597		Guitar Center, Inc.&	206,013

Energy (0.1%)
11,245		NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	241,318
4,725		NuStar Energy, LP‡ 7.592%, 05/31/22 3 mo. USD LIBOR + 6.77%	113,400
11,500		NuStar Logistics, LP‡ 8.069%, 01/15/43 3 mo. USD LIBOR + 6.73%	290,835
			645,553

Financials (0.0%)
4,368		B Riley Financial, Inc. 5.250%, 08/31/28	99,153
		Total Preferred Stocks (Cost $998,052)	950,719

Rights (0.0%) #&
Communication Services (0.0%)
296		Intelsat Jackson Holdings, SA Expires12/05/25	—
296		Intelsat Jackson Holdings, SA Expires12/05/25	—
		Total Rights (Cost $—)	—

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 27

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency Securities (2.7%)
Other (2.7%)
	United States Treasury Note
7,425,000	2.250%, 04/30/24µ	$7,359,161
5,270,000	2.250%, 03/31/24^	5,225,328
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $12,639,448)	12,584,489

NUMBER OF SHARES		VALUE
Warrants (0.0%) #
Energy (0.0%)
884	Chesapeake Energy Corp. 02/09/26, Strike $30.73	48,850
796	Chesapeake Energy Corp. 02/09/26, Strike $26.43	47,418
491	Chesapeake Energy Corp. 02/09/26, Strike $34.61	26,263
1,446	Denbury, Inc. 09/18/25, Strike $32.59	52,056
534	Denbury, Inc. 09/18/23, Strike $35.41	16,629
13,401	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	1
12,061	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	1
	Total Warrants (Cost $284,653)	191,218

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (2.1%) #
Energy (0.3%)
343 7,973,721		Pioneer Natural Resources Company Call, 01/20/23, Strike $200.00	1,450,890
20 93,091	EUR	TotalEnergies, SE Call, 12/16/22, Strike 45.00	10,613
			1,461,503

Industrials (0.0%)
48 652,781	EUR	Schneider Electric, SE Call, 06/17/22, Strike 170.00	304

Materials (0.2%)
		Newmont Corp.
1,160 8,450,600		Call, 06/17/22, Strike $75.00	343,940
260 1,894,100		Call, 01/20/23, Strike $75.00	199,550

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
1,145 1,933,905	Vale, SA Call, 01/20/23, Strike $20.00	$136,255
		679,745

Other (1.6%)
	Invesco QQQ Trust Series
1,190 37,276,750	Put, 06/17/22, Strike $328.00	2,660,840
790 24,746,750	Call, 12/16/22, Strike $450.00	50,560
9,000 38,142,000	iShares MSCI Emerging Markets Put, 06/17/22, Strike $43.00	1,705,500
5,820 23,344,020	iShares MSCI Eurozone ETF Put, 05/20/22, Strike $42.00	1,382,250
	SPDR S&P 500 ETF Trust
675 27,810,000	Put, 12/16/22, Strike $400.00	1,825,875
675 27,810,000	Call, 12/16/22, Strike $535.00	41,512
		7,666,537
	Total Purchased Options (Cost $10,679,123)	9,808,089

TOTAL INVESTMENTS (154.8%) (Cost $851,469,336)		723,787,630

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-15.0%)		(70,000,000)

LIABILITIES, LESS OTHER ASSETS¡¡ (-39.8%)		(186,336,213)

NET ASSETS (100.0%)		$467,451,417

Written Options (-0.2%) #
Other (-0.2%)
580 18,168,500	Invesco QQQ Trust Series Put, 06/17/22, Strike $290.00	(453,560)
5,950 25,216,100	ishares MSCI Emerging Markets Put, 06/17/22, Strike $38.00	(371,875)
	Total Written Options (Premium $517,933)	(825,435)

Schedule of Investments April 30, 2022 (Unaudited)

28 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $81,751,745.

^Security, or portion of security, is on loan.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2022.

&Illiquid security.

@In default status and considered non-income producing.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $28,365,012.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

#Non-income producing security.

¡¡As of April 30, 2022, the value of unfunded loan commitments was $16,336 for the Fund. See Notes to Financial Statements.

At April 30, 2022, Global Dynamic Income Fund had the following unfunded loan commitment:

Borrower:	Principal Amount	Cost	Value	Unrealized App/(Dep)
Perrigo Investments, LLC	$16,364	$16,336	$16,336	$0

FOREIGN CURRENCY ABBREVIATIONS

AEDUAE Dirham

AUDAustralian Dollar

BRLBrazilian Real

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

DKKDanish Krone

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

IDRIndonesian Rupiah

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

MXNMexican Peso

NOKNorwegian Krone

PHPPhilippine Peso

QARQatari rial

SARSaudi Riyal

SEKSwedish Krona

SGDSingapore Dollar

THBThai Baht

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2022

	Value	% of Total Investments
US Dollar	$483,847,056	66.9%
European Monetary Unit	45,985,272	6.4%
Hong Kong Dollar	31,008,794	4.3%
New Taiwan Dollar	22,516,582	3.1%
Japanese Yen	21,182,557	2.9%
British Pound Sterling	21,057,461	2.9%
Indian Rupee	18,962,323	2.6%
Canadian Dollar	15,646,669	2.2%
Swiss Franc	8,104,037	1.1%
Australian Dollar	6,580,301	0.9%
Singapore Dollar	6,540,295	0.9%
South Korean Won	5,987,830	0.8%
Norwegian Krone	5,196,386	0.7%
Mexican Peso	4,977,289	0.7%
Indonesian Rupiah	3,859,673	0.5%
South African Rand	3,535,747	0.5%
Thai Baht	3,358,583	0.5%
Saudi Riyal	2,796,021	0.4%
Swedish Krona	2,793,819	0.4%
Philippine Peso	2,549,508	0.4%
UAE Dirham	2,497,323	0.4%
Brazilian Real	2,341,159	0.3%
Chinese Yuan Renminbi	1,027,012	0.1%
Qatari Rial	489,830	0.1%
Danish Krone	120,668	—%
Total Investments Net of Written Options	$722,962,195	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 29

Statement of Assets and Liabilities April 30, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $851,469,336)	$723,787,630
Cash with custodian	20,650,171
Restricted foreign currency for short positions (cost $0)*	3
Foreign currency (cost $66,615)	66,613
Receivables:
Accrued interest and dividends	2,925,832
Investments sold	6,220,154
Fund shares sold	410,255
Prepaid expenses	343,798
Other assets	82,031
Total assets	754,486,487

LIABILITIES
Due to custodian bank - Foreign currency (cost $12)	11
Options written, at value (premium $517,933)	825,435
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,800,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $268,059) (Note 8)	69,731,941
Payables:
Notes payable (Note 6)	206,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	214,780
Investments purchased	8,588,882
Affiliates:
Investment advisory fees	647,652
Deferred compensation to trustees	82,031
Trustees’ fees and officer compensation	4,558
Other accounts payable and accrued liabilities	439,780
Total liabilities	287,035,070
NET ASSETS	$467,451,417

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 61,038,457 shares issued and outstanding	$590,740,924
Accumulated distributable earnings (loss)	(123,289,507	)**
NET ASSETS	$467,451,417
Net asset value per common shares based upon 61,038,457 shares issued and outstanding	$7.66

*Amount is less than $0.50.

**Net of deferred foreign capital gains tax of $(160,089).

Statement of Operations Six Months Ended April 30, 2022 (Unaudited)

30 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$3,013,164
(Amortization)/accretion of investment securities	25,845
Net interest	3,039,009
Dividends	4,658,476
Foreign Taxes Withheld	(272,800)
Total investment income	7,424,685

EXPENSES
Investment advisory fees	4,136,722
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	1,419,724
Interest expense on Notes Payable (Note 7)	648,788
Custodian fees	92,613
Legal fees	56,185
Printing and mailing fees	41,006
Accounting fees	36,227
Fund administration fees	24,435
Transfer agent fees	23,705
Trustees’ fees and officer compensation	20,998
Audit fees	19,202
Registration fees	7,597
Other	41,769
Total expenses	6,568,971
NET INVESTMENT INCOME (LOSS)	855,714

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	33,326,190	(a)
Purchased options	(1,104,876)
Foreign currency transactions	(151,410)
Written options	822,665
Short positions	17
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(152,275,266	)(b)
Purchased options	(7,350,088)
Foreign currency translations	(64,030)
Written options	310,079
NET GAIN (LOSS)	(126,486,719)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(125,631,005)

(a)Net of foreign capital gains tax of $135,090.

(b)Net of change of $541,250 in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 31

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$855,714	$1,498,026
Net realized gain (loss)	32,892,586	43,826,350
Change in unrealized appreciation/(depreciation)	(159,379,305)	130,337,065
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(125,631,005)	175,661,441

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(25,420,319)	(49,991,555)
Net decrease in net assets from distributions to common shareholders	(25,420,319)	(49,991,555)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	8,479,349	5,010,614
Reinvestment of distributions resulting in the issuance of stock	985,497	1,824,432
Net increase (decrease) in net assets from capital stock transactions	9,464,846	6,835,046
TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,586,478)	132,504,932

NET ASSETS
Beginning of period	$609,037,895	$476,532,963
End of period	$467,451,417	$609,037,895

32   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Statement of Cash Flows

(Unaudited) Six Months Ended April 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(125,631,005)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(731,560,938)
Net proceeds from disposition of short term investments	—
Purchases of securities to cover securities sold short	(6,297)
Proceeds paid on closing written options	(2,399,701)
Proceeds from disposition of investment securities, including purchased options	758,211,115
Proceeds from securities sold short	6,325
Premiums received from written options	1,115,306
Amortization and accretion of fixed-income securities	(25,845)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	75,464
Net realized gains/losses from investments, excluding purchased options	(33,461,280)
Net realized gains/losses from capital gains tax	135,090
Net realized gains/losses from purchased options	1,104,876
Net realized gains/losses from short positions	(17)
Net realized gains/losses from written options	(822,665)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	152,275,266
Change in unrealized appreciation or depreciation on capital gains tax	541,250
Change in unrealized appreciation or depreciation on purchased options	7,350,088
Change in unrealized appreciation or depreciation on short positions	—
Change in unrealized appreciation or depreciation on written options	(310,079)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(670,313)
Prepaid expenses	(101,733)
Other assets	15,451
Increase/(decrease) in liabilities:
Payables to affiliates	(106,430)
Other accounts payable and accrued liabilities	(509,748)
Net cash provided by/(used in) operating activities	$25,224,180

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	8,282,364
Distributions to shareholders	(24,434,822)
Distributions to Mandatory Redeemable Preferred Shareholders	(11,140)
Offering costs on Mandatory Redeemable Preferred Shares	(18,136)
Net increase/(decrease) in due to custodian bank	(12,314)
Proceeds from Note payable	—
Net cash provided by/(used in) financing activities	$(16,194,048)
Net increase/(decrease) in cash and foreign currency*	$9,030,132
Cash, foreign currency and restricted cash at beginning of period	$11,686,655
Cash, foreign currency and restricted cash at end of period	$20,716,787

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$680,952
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$1,430,864
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$985,497

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash and foreign currency	20,716,784
Restricted foreign cash for short positions	3
Total cash and restricted cash at period end	$20,716,787

*Includes net change in unrealized appreciation or depreciation on foreign currency of $4.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

34   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $82,031 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2022. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2022.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$12,638,936	$675,088,705
Proceeds from sales	342,962	718,220,527

The cost basis of investments for federal income tax purposes at April 30, 2022 was as follows*:

Cost basis of investments	$850,951,403
Gross unrealized appreciation	13,611,830
Gross unrealized depreciation	(141,601,038)
Net unrealized appreciation (depreciation)	$(127,989,208)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in

36   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2022 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2021
Distributions paid from:
Ordinary income	$46,766,256
Long-term capital gains	5,836,757
Return of capital	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	2,548,651
Total undistributed earnings	2,548,651
Accumulated capital and other losses	(3,067,760)
Net unrealized gains/(losses)	28,020,606
Total accumulated earnings/(losses)	27,501,497
Other	260,320
Paid-in-capital	581,276,078
Net assets applicable to common shareholders	$609,037,895

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2022.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized

38   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2022, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2022, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$9,808,089	$—
Written options(2)	—	825,435
	$9,808,089	$825,435

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value.”

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2022, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	94,299
Written options	6,915

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight Bank Financing Rate (OBFR) plus 0.80%. A commitment fee of 0.10% is payable on any undrawn balance. For the period ended April 30, 2022, the average borrowings under the Agreement were $206.5 million. For the period ended April 30, 2022, the average interest rate was 0.68%. As of April 30, 2022, the amount of total outstanding borrowings was $206.5 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2022 was 0.85%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2022, approximately $143.9 million of securities were on loan ($33.3 million of fixed income securities and $110.6 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

The Fund issued Mandatory Redeemable Preferred Shares (“MRPS”) on August 24, 2021 and September 6, 2017. On August 24, 2021, 1,060,000 MRPS were issued with an aggregate liquidation preference of $26.5 million. Of the 1,060,000 MRPS that were issued, 860,000 MRPS with an aggregate liquidation preference of $21.5 million have a delayed funding date of May 24, 2022. On September 6, 2017, 2,600,000 MRPS were issued with an aggregate liquidation preference of $65.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into five series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2022.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	860	$25	$21,500,000
Series B	9/06/24	4.00%	860	$25	$21,500,000
Series C	9/06/27	4.24%	880	$25	$22,000,000
Series D	8/24/26	2.45%	200	$25	$5,000,000
Series E*	5/24/27	2.68%	860	$25	$21,500,000
					$91,500,000

*Series E MRPS were issued on August 24, 2021, with a delayed funding date of May 24, 2022. Series E MRPS are not included on the Statement of Assets and Liabilities.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, Series A, B, and C of the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. Series A, B, and C of the MRPS have been assigned a rating of `AA-’ by Kroll. As of August 24, 2021, the Series D MRPS and Series E MRPS have each been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

With regard to the Series A MRPS, Series B MRPS or Series C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

40   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as Kroll, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as Kroll, by application of the applicable rating agency guidelines.

With regard to Series D MRPS and Series E MRPS, for so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”)) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Provision); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required in the prospectus, the governing documents of the Fund, or as otherwise required by applicable law, the Fund’s preferred shareholders, including the MRPS, have one vote per share and vote together with the Fund’s common shareholders as a single class. The 1940 Act grants the holders of preferred stock the right to elect at least two Trustees at all times and the remaining Trustees will be elected by the holders of common stock and preferred stock voting as a single class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 61,038,457 shares outstanding at April 30, 2022. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2022	YEAR ENDED October 31, 2021
Beginning shares	60,033,831	59,367,858
Shares sold	896,823	480,206
Shares issued through reinvestment of distributions	107,803	185,767
Ending shares	61,038,457	60,033,831

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2022, the Fund sold shares that were $0.0025 in excess of net asset value at an average sales price of $9.5061.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   41

Notes to Financial Statements (Unaudited)

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$75,913,571	$—	$75,913,571
Convertible Bonds	—	154,313,758	—	154,313,758
Bank Loans	—	8,701,164	—	8,701,164
Convertible Preferred Stocks	21,931,948	34,750	—	21,966,698
Common Stocks U.S.	242,999,619	495,889	—	243,495,508
Common Stocks Foreign	21,064,135	174,798,281	—	195,862,416
Preferred Stocks	744,706	206,013	—	950,719
U.S. Government and Agency Securities	—	12,584,489	—	12,584,489
Rights	—	—	—	—
Warrants	191,216	2	—	191,218
Purchased Options	9,808,089	—	—	9,808,089
Total	$296,739,713	$427,047,917	$—	$723,787,630
Liabilities:
Written Options	$825,435	$—	$—	$825,435
Total	$825,435	$—	$—	$825,435

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   43

42   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Financial Highlights

Financial Highlights

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31,					Year Ended October 31,
		2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.14	$8.03	$7.90	$7.98	$9.21	$8.16	$8.92	$9.86	$10.05	$9.32	$9.06
Income from investment operations:
Net investment income (loss)*	0.01	0.03	0.15	0.17	0.18	0.22	0.28	0.28	0.40	0.34	0.35
Net realized and unrealized gain (loss)	(2.07)	2.92	0.82	0.59	(0.57)	1.67	(0.20)	(0.38)	0.21	1.13	0.62
Total from investment operations	(2.06)	2.95	0.97	0.76	(0.39)	1.89	0.08	(0.10)	0.61	1.47	0.97
Less distributions to common shareholders from:
Net investment income	(0.06)	(0.15)	(0.32)	(0.28)	(0.84)	(0.76)	(0.46)	(0.72)	(0.70)	(0.61)	(0.50)
Net realized gains	(0.36)	(0.69)	(0.52)	(0.14)	—	(0.08)	—	—	—	—	—
Return of capital	—	—	—	(0.42)	—	—	(0.38)	(0.12)	(0.10)	(0.13)	(0.21)
Total distributions	(0.42)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.80)	(0.74)	(0.71)
Premiums from shares sold in at the market offerings	—	0.0026	—	—	—	—	—	—	—	—	—
Net asset value, end of period	$7.66	$10.14	$8.03	$7.90	$7.98	$9.21	$8.16	$8.92	$9.86	$10.05	$9.32
Market value, end of period	$7.85	$10.39	$7.80	$8.13	$7.59	$9.13	$7.16	$7.68	$9.01	$8.86	$8.51
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(20.80)%	37.46%	14.00%	10.29%	(4.85)%	25.23%	2.98%	(0.15)%	7.02%	17.51%	12.07%
Market value	(20.89)%	45.01%	7.60%	19.34%	(8.71)%	41.48%	4.95%	(5.92)%	10.93%	13.46%	20.09%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.38% (c)	2.27%	2.70%	3.41%	2.97%	2.23%	2.06%	1.89%	1.79%	1.81%	1.98%
Net investment income (loss)	0.31% (c)	0.26%	1.91%	2.12%	1.95%	2.58%	3.42%	2.97%	3.92%	3.54%	3.82%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$467,451	$609,038	$476,533	$468,186	$471,953	$543,275	$481,513	$526,508	$581,624	$592,920	$550,177
Portfolio turnover rate	86%	119%	128%	78%	93%	99%	29%	45%	32%	41%	42%
Average commission rate paid	$0.0200	$0.0173	$0.0210	$0.0279	$0.0199	$0.0295	$0.0289	$0.0244	$0.0269	$0.0196	$0.0122
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$70,000	$70,000	$65,000	$65,000	$65,000	$65,000	$—	$—	$—	$—	$—
Notes Payable (000’s omitted)	$206,500	$206,500	$153,250	$174,500	$204,000	$160,000	$196,000	$224,400	$230,000	$230,000	$201,000
Asset coverage per $1,000 of loan outstanding(d)	$3,603	$4,288	$4,534	$4,056	$3,632	$4,802	$3,457	$3,346	$3,529	$3,578	$3,737
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$266	$316	$267	$272	$285	$295	$—	$—	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.63%, 1.55%, 1.61%, 1.65%, 1.60%, 1.53%, 1.54%, 1.53%, 1.48%, 1.48% and 1.50%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes Payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

44   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Global Dynamic Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2022, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2021, and the financial highlights for each of the five years in the period then ended; and in our report dated December 20, 2021, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights. Additionally, we have previously audited, in accordance with the PCAOB, the financial highlights of the Fund for the five years in the period ended October 31, 2016, 2015, 2014, 2013 and 2012; and in our report dated December 15, 2016, we expressed an unqualified opinion on such financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 17, 2022
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   45

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Level Rate Distribution Policy

46   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

Automatic Dividend Reinvestment Plan

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   47

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHWSAN 3083 2022

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [7] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2022

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2022

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 24, 2022